UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2019
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Veeva Systems Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-36121	20-8235463
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4280 Hacienda Drive
Pleasanton, California 94588
(Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (925) 452-6500
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	VEEV	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Explanatory Note
On November 1, 2019, Veeva Systems Inc. ("Veeva") filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Original Form 8-K”) disclosing that it completed its acquisition of Crossix Solutions Inc. (“Crossix”), pursuant to the terms of the Agreement and Plan of Merger, dated as of September 25, 2019. This Current Report on Form 8-K/A amends and supplements Items 2.01 and 9.01 of the Original Form 8-K to provide the disclosures required by Item 9.01 of Form 8-K, which were not previously filed with the Original Form 8-K, including the required historical financial information of Crossix and the required pro forma financial statements. Except as otherwise provided herein, the other disclosures made in the Original Form 8-K remain unchanged.
Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The audited financial statements of Crossix for the periods specified in Rule 3-05(b) of Regulation S-X (17 CFR 210.3-05(b), are attached hereto in Exhibit 99.1 and incorporated by reference herein.
The Independent Auditors’ Report, issued by EisnerAmper LLP, dated October 29, 2019, relating to Crossix's audited financial statements described above, is attached hereto in Exhibit 99.1 and incorporated herein by reference.
(b) Pro forma financial information.
The unaudited pro forma financial information for Veeva, after giving effect to the acquisition of Crossix and adjustments described in such pro forma financial information, is attached hereto as Exhibit 99.2 and incorporated by reference herein.
(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Independent Auditor, EisnerAmper LLP.
99.1	Audited consolidated financial statements of Crossix Solutions Inc. as of June 30, 2019 and for the year ended June 30, 2019 and the notes related thereto.
99.2
Unaudited pro forma condensed combined balance sheets as of October 31, 2019 and unaudited pro forma condensed combined statements of income for the year ended January 31, 2019 and nine-month period ended October 31, 2019.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veeva Systems Inc.

		By:	/s/ Timothy S. Cabral
Timothy S. Cabral
Chief Financial Officer

Dated:	January 14, 2020